EXHIBIT 10.b.1.(ii)
                           ALEXANDER & BALDWIN, INC.
                          RESTRICTED STOCK BONUS PLAN


                                Amendment No. 1
                                ---------------



     The Alexander & Baldwin, Inc. Restricted Stock Bonus Plan, restated effective April 28, 1988 (the "Plan"), is hereby amended, effective December 11, 1997, as follows:

     1. Section III.A. is hereby replaced in its entirety with the following:

          "A. The maximum number of shares of Common Stock issuable under this Plan shall not exceed 1,040,000 shares (as adjusted through, and including an additional 500,000 shares of Common Stock made available on, December 11, 1997), subject to adjustment under paragraph B below. Shares of Common Stock shall be made available for issuance under this Plan solely and exclusively from Common Stock reacquired by the Company and held as treasury shares."

     2. Except as modified by this Amendment No. 1, all terms and provisions of the Plan shall continue in full force and effect.

     IN WITNESS WHEREOF, Alexander & Baldwin, Inc. has caused this Amendment to be executed on its behalf by its duly authorized officers this 11th day of December, 1997.


                              ALEXANDER & BALDWIN, INC.


                              By /s/ Miles B. King
                                 Its Vice President

                              By /s/ Alyson J. Nakamura
                                 Its Assistant Secretary